Exhibit 32.2
18 U.S.C. SECTION 1350 CERTIFICATION
I, Andre Maciel, Executive Vice President and Global Chief Financial Officer of The Kraft Heinz Company (the “Company”), hereby certify that, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, to my knowledge:
1.The Company’s Quarterly Report on Form 10-Q for the period ended July 1, 2023 (the “Form 10-Q”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2.The information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:	/s/ Andre Maciel
Name:	Andre Maciel
Title:	Executive Vice President and Global Chief Financial Officer

Date: August 2, 2023

The foregoing certification is being furnished solely pursuant to 18 U.S.C. Section 1350 and is not being filed as part of the Form 10-Q or as a separate disclosure document.